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                        MANAGEMENT SUBSCRIPTION AGREEMENT

                                      among

                      UNIVERSAL COMPRESSION HOLDINGS, INC.,

                                       and

         EACH OF THE SIGNATORIES HERETO NAMED ON THE SIGNATURE PAGE HERETO
                        UNDER THE CAPTION "PURCHASERS"

                         Dated as of February 20, 1998.
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                      MANAGEMENT SUBSCRIPTION AGREEMENT


                  MANAGEMENT SUBSCRIPTION AGREEMENT, dated as of February 20, 1998 (the "Agreement"), by and among Universal Compression Holdings, Inc., a Delaware corporation ("Holdings"), and the persons listed on the signature page hereto under the heading "Purchasers" (such persons collectively referred to as the "Purchasers").

                  WHEREAS, TW Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Holdings ("TW"), proposes to acquire (the "Acquisition") all of the issued and outstanding shares of common stock of Tidewater Compression Service, Inc., a Texas corporation ("Compression"), pursuant to a Stock Purchase Agreement, dated December 18, 1997, by and between TW (which, after acquiring the stock of, and being merged into, Compression will change its name to Universal Compression Inc. (the "Company")) and Tidewater Inc., a Delaware corporation;

                  WHEREAS, in connection with the Acquisition, Holdings is providing certain equity financing at the closing of the Acquisition (the "Equity Financing") to the Company to fund a portion of the purchase price of the Acquisition;

                  WHEREAS, Castle Harlan Partners III, L.P., a Delaware limited partnership, and related parties will provide Holdings with at least 51% of the Equity Financing in return for Common Stock of Holdings, par value $.01 per share (the "Common Stock") and Series A Preferred Stock of Holdings, par value $.01 per share (the "Preferred Stock") in an amount equal to such percentage contribution;

                  WHEREAS, in connection with the Equity Financing, each Purchaser desires to purchase from Holdings, and Holdings desires to issue and sell to each Purchaser, the number of shares of Common Stock and the number of shares of Preferred Stock, each as set forth opposite the name of each Purchaser on Annex I hereto for a purchase price set forth opposite the name of each Purchaser on Annex I (the "Purchase Price").

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

1.       Definitions.

                  As used in this Agreement, the following terms shall have the meanings ascribed to them below:

                  "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks are required or authorized by law or regulation to be closed in New York, New York.

                  "Closing" shall have the meaning set forth in Section 2.



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

                  "Closing Date" shall have the meaning set forth in Section 2.

                  "Common Stock" shall have the meaning set forth in the recital hereto.

                  "Company" shall have the meaning set forth in the first recital hereto.

                  "Conditional Purchasers" shall mean Stephen Snider and Thomas Hartford.

                  "Conditional Shares" shall mean the number of shares of Common Stock and Preferred Stock (on the basis of one share of Common Stock for every four shares of Preferred Stock) that each Conditional Purchaser is obligated to purchase from Holdings in accordance with Section 2(a)(2); provided, however, that such Purchaser shall in no event be required to purchase a greater number of shares than set forth opposite such Purchaser's name on Annex II.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

                  "Holdings" shall have the meaning set forth in the first paragraph hereof.

                  "Holdings Securities" shall have the meaning set forth in
Section 2.

                  "Preferred Stock" shall have the meaning set forth in the recitals hereto.

                  "Purchase Price" shall have the meaning set forth in the recitals hereto.

                  "Purchasers" shall have the meaning set forth in the first paragraph hereof.

                  "Securities Act" shall mean the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder.



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2.       Purchase.

                  (a) Purchase; Conditional Purchase; Option to Purchase. (1) Upon the consummation of the Acquisition and on the terms set forth in this

Agreement, each Purchaser hereby agrees to purchase, and Holdings hereby agrees to issue and sell to such Purchaser, no later than April 20, 1998, the shares of the Common Stock and the shares of the Preferred Stock set forth opposite his name on Annex I for the Purchase Price set forth opposite his name thereon; provided, that, Samuel Urcis hereby agrees to consummate the purchase of the shares of Common Stock and Preferred Stock set forth opposite his name on Annex I on the date hereof.

                  (2) In the event and to the extent a Conditional Purchaser exercises his options to purchase Tidewater Inc. common stock, such Conditional Purchaser hereby agrees to immediately sell such common stock and apply the proceeds thereof, after deducting any federal, state and local income tax payments due or paid with respect to the exercise of related options and the sale of such shares, to acquire the Conditional Shares.

                  (3) Holdings hereby further agrees to issue and sell to each of the following Purchasers, at the option of such Purchaser and at any time on or before (i) in the case of Ernie Danner, April 20, 1998 and (ii) in the case of Stephen Snider and Thomas Hartford, February 20, 1999, the shares of Common Stock and Preferred Stock set forth opposite his name on Annex III for the Purchase Price. Notwithstanding the prior sentence, the number of shares available for purchase by a Conditional Purchaser pursuant to the option granted under this Section 2(a)(3) shall be reduced share-for-share by the number of shares such Purchaser acquires pursuant to Section 2(a)(2).

                  (4) All purchases of Common Stock and Preferred Stock hereunder shall be made on a tandem basis of four shares of Preferred Stock for each share of Common Stock. The Common Stock and Preferred Stock purchased pursuant to this Agreement are sometimes collectively referred to herein as the "Holdings Securities."

                  (b) The Closing. The closing (the "Closing") of any purchase of Holdings Securities by the Purchasers pursuant Section 2(a) shall take place at the offices of Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York 10022, on the Business Day (the "Closing Date") set forth in a notice to each applicable Purchaser at least one Business Day in advance.

                  At the Closing, (i) Holdings shall issue and deliver to each Purchaser, against payment of the Purchase Price therefor, certificates representing Holdings Securities to be sold by it pursuant to Section 2(a) hereof, (ii) each Purchaser shall deliver to Holdings against delivery of the certificate or certificates representing Holdings Securities, by wire transfer to such account as Holdings shall designate in writing at least two Business Days prior to the Closing Date, the Purchase Price payable in immediately available funds, and (iii) each party to this Agreement shall deliver to the other such other documents, instruments and writings as may be required to be delivered in accordance with this Agreement or as may be reasonably requested by such other party.


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3. Representations and Warranties of the Purchasers.

                  (a) Each Purchaser represents and warrants that such Purchaser is acquiring Holdings Securities for investment for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof in violation of the Securities Act. Each Purchaser agrees that such Purchaser will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Holdings Securities (or solicit any offers to buy, purchase, or otherwise acquire or take a pledge of any Holdings Securities), except in compliance with the Securities Act, the rules and regulations promulgated thereunder, applicable state securities laws and the provisions of this Agreement. Each Purchaser represents and warrants that no other person or entity will have any interest, beneficial or otherwise, in Holdings Securities acquired by such Purchaser hereby.

                  (b) Each Purchaser acknowledges that such Purchaser has been advised that (i) Holdings Securities are not registered under the Securities Act, and Holdings has no obligation to effectuate any such registration, (ii) Holdings Securities must be held indefinitely and such Purchaser must continue to bear the economic risk of the investment in Holdings Securities unless they are subsequently registered under the Securities Act or an exemption from such registration is available, (iii) Rule 144 promulgated under the Securities Act is not presently available with respect to the sale of any securities of Holdings, and Holdings has no obligation nor any intention to make such Rule available, (iv) when and if any Holdings Securities may be disposed of without registration in reliance on Rule 144, the amounts that may be disposed of may be limited in accordance with the terms and conditions of such Rule, (v) if the Rule 144 exemption is not available, public sale without registration will require compliance with Regulation D or some other exemption under the Securities Act, (vi) restrictive legends will be placed on the certificates representing Holdings Securities and (vii) a notation will be made in the appropriate records of Holdings indicating that Holdings Securities are subject to restrictions on transfer and, if Holdings should at some time in the future engage the services of a stock transfer agent, appropriate stop-transfer restrictions will be issued to such transfer agent with respect to Holdings Securities.

                  (c) Each Purchaser hereby covenants that if any Holdings Securities are disposed of by such Purchaser (i) in reliance upon Rule 144 under the Securities Act, such Purchaser shall deliver to Holdings at or prior to the time of such disposition an executed copy of Form 144 (if required by Rule 144) and such other documentation as Holdings may reasonably require in connection with such disposition or (ii) in reliance on Rule 144 or pursuant to another exemption from registration under the Securities Act, such Purchaser shall deliver to Holdings a legal opinion, reasonably satisfactory to Holdings, as to the availability of and compliance with such exemption.

                  (d) Each Purchaser represents and warrants that (i) such Purchaser can afford to hold Holdings Securities for an indefinite period and to suffer the complete loss of its investment in Holdings Securities, (ii) it understands and has taken cognizance of all the risk factors related to its acquisition of Holdings Securities and (iii) such Purchaser's knowledge and



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experience in financial and business matters is such that it is capable of evaluating the merits and risks of acquiring Holdings Securities.

4.       Representations and Warranties of Holdings.

                  Holdings represents and warrants to the Purchasers as follows:

                  (a) The authorized capitalization of Holdings currently consists of (i) 1,000,000 shares of Common Stock, of which 325,000 shares are issued and outstanding and (ii) 5,000,000 shares of Preferred Stock, of which 2,000,000 shares designated as Series A Preferred Stock are issued and outstanding.

                  (b) Holdings Securities being issued and sold hereunder by Holdings have been duly authorized and will, upon consummation of the transactions contemplated herein, be validly issued, fully-paid and non-assessable

5. Further Action. Each party hereto agrees to execute and deliver any instrument and take any action that may reasonably be requested by any other party for the purpose of effectuating the provisions of this Agreement.

6.       Miscellaneous Provisions.

                  (a) Assignability; Binding Effect. Except as otherwise provided in this Section, no right under this Agreement shall be assignable and any attempted assignment in violation of this provision shall be void. Holdings shall have the right to assign its rights and obligations hereunder to any successor entity (including any entity acquiring substantially all of the assets of Holdings), whereupon references herein to Holdings shall be deemed to be to such successor. Holdings shall also have the right to assign this Agreement in whole or in part to CHPIII in consideration for CHPIII's Equity Financing so that the Holdings Securities are sold by CHPIII to the Purchasers hereunder. Holdings hereby assigns its rights and obligations under Section 2(a) to CHPIII. This Agreement, and the rights and obligations of the parties hereunder, shall be binding upon and inure to the benefit of any and all successors, permitted assigns, personal representatives and all other legal representatives, in whatsoever capacity, by operation of law or otherwise, of the parties hereto, in each case with the same force and effect as if the foregoing persons were named herein as parties hereto.

                  (b) Notices. Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally, telecopied with confirmed receipt, sent by certified, registered, or express mail, postage prepaid, or sent by a national next-day delivery service to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice, and shall be deemed given when so delivered personally or telecopied, or if mailed, 2 days after the date of mailing, or, if by national next-day delivery service, on the day after delivery to such service as follows:



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                      (i)      if to Holdings, to it at:

                               c/o Castle Harlan, Inc.
                               150 East 58th Street
                               37th Floor
                               New York, New York  10155
                               Attention:  Jeffrey M. Siegal
                               Telecopier No.:  212-207-8042

                      with a copy to:

                               Schulte Roth & Zabel LLP
                               900 Third Avenue
                               New York, NY 10022
                               Attention:  Andre Weiss, Esq.

                      (ii) If to the Purchasers, to them at their respective addresses set forth next to their names on Annex IV hereto

                  (c) Applicable Law; Consent. This Agreement and the validity and performance of the terms hereof shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law or choice of law. The parties hereto hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. To the extent permitted by applicable law, the parties hereto consent to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed to such party at its address set forth in this Agreement (and service so made shall be deemed complete five days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts.

                  (d) Entire Agreement; Amendments and Waivers. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof. The failure of any party to seek redress for the violation of or to insist upon the strict performance of any term of this Agreement shall not constitute a waiver of such term and such party shall be entitled to enforce such term without regard to such forbearance. This Agreement may be amended only by the written consent of each party hereto, and each party hereto may take any action herein prohibited or omit to take action herein required to be performed by it, and any breach of or compliance with any covenant, agreement, warranty or representation may be waived only by the written waiver of the party against whom such action or inaction may negatively affect, but, in any case, such consent or waiver shall only be effective in the specific instance and for the specific purpose for which given.


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                  (e) Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretations of the Agreement.

                  (f) Severability. If any term, provision, covenant or restriction of this Agreement, or any part thereof, is held by a court of competent jurisdiction or any foreign federal, state, county or local government or any other governmental, regulatory or administrative agency or authority to be invalid, void, unenforceable or against public policy for any reason, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                  (g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                  (h) Specific Performance. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto shall and do hereby waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York, or, in the event such courts shall not have jurisdiction of such action, in any court of the United States or any state thereof having subject matter jurisdiction of such action.

                  (i) Survival of Covenants. All covenants, agreements, representations and warranties made herein or in any other document referred to herein or delivered to a party pursuant hereto or in connection herewith shall survive the execution and delivery to such party of this Agreement and of Holdings Securities.

                  (j) Brokers Fees, etc. Each party hereto represents and warrants to each other party that no broker's, finder's or placement fee or commission will be payable to any Person alleged to have been retained by such representing and warranting party with respect to the transaction contemplated by this Agreement. Each party hereto hereby indemnifies each other party against and agrees that it will hold each other party and each of such party's affiliates (and each of the trustee, employees and other fiduciaries or agents of such party) harmless from any claim, demand or liability for any broker's, finder's or placement fee or commission alleged to have been incurred by such indemnifying party, including without limitation reasonable attorneys' fees.

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



                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                                              UNIVERSAL COMPRESSION
                                              HOLDINGS, INC.

                                              By: /s/ Ernie Danner
                                                 -------------------------------
                                                 Name: Ernie Danner
                                                 Title: Chief Financial Officer

                                                  /s/ Samuel Urcis
                                                 -------------------------------
                                                 SAMUEL URCIS

                                                  /s/ Ernie Danner
                                                 -------------------------------
                                                 ERNIE DANNER

                                                  /s/ Stephen Snider
                                                 -------------------------------
                                                 STEPHEN SNIDER

                                                  /s/ Thomas Hartford
                                                 -------------------------------
                                                 THOMAS HARTFORD


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                                   ANNEX I



         Purchaser                          Number of Shares                              Purchase Price
        ----------                   -------------------------------               ----------------------------
                                     Common                Preferred               Common              Preferred
                                      Stock                  Stock                  Stock                Stock
                                      -----                  -----                  -----                -----
        Samuel Urcis                  4,400                  17,600               $220,000              $880,000

        Ernie Danner                   --                      --                    --                    --

       Stephen Snider                 2,000                   8,000               $100,000              $400,000

      Thomas Hartford                   960                   3,840                $48,000              $192,000


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                                   ANNEX II


         Purchaser                          Number of Shares                              Purchase Price
        ----------                   -------------------------------              ------------------------------
                                     Common                Preferred               Common              Preferred
                                      Stock                  Stock                  Stock                Stock
                                     ------                  -----                  -----                -----

        Samuel Urcis                   --                      --                    --                    --

        Ernie Danner                   --                      --                    --                    --

       Stephen Snider                 2,000                  8,000                $100,000              $400,000

      Thomas Hartford                   960                  3,840                 $48,000              $192,000

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                                  ANNEX III


         Purchaser                          Number of Shares                              Purchase Price
        ----------                   -------------------------------               -----------------------------
                                     Common                Preferred               Common              Preferred
                                      Stock                  Stock                  Stock                Stock
                                      -----                 ------                  -----                -----

        Samuel Urcis                   --                      --                    --                    --

        Ernie Danner                  2,000                  8,000                $100,000              $400,000

       Stephen Snider                 2,000                  8,000                $100,000              $400,000

      Thomas Hartford                   960                  3,840                 $48,000              $192,000

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                                   ANNEX IV


          Purchaser                                 Address
          ---------                                 -------

         Samuel Urcis                        1160 Marilyn Drive
                                           Beverly Hills, CA 90210

         Ernie Danner                   c/o Universal Compression, Inc.
                                                4430 Brittmoore
                                               Houston, TX 77041

        Stephen Snider                   c/o Universal Compression, Inc.
                                                4430 Brittmoore
                                               Houston, TX 77041

        Thomas Hartford                  c/o Universal Compression, Inc.
                                                4430 Brittmoore
                                               Houston, TX 77041

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